THE INVESTMENT COMPANY OF AMERICA

              333 South Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $1,028,846
------------------ --------------------------------
------------------ --------------------------------
Class B            $29,917
------------------ --------------------------------
------------------ --------------------------------
Class C            $17,389
------------------ --------------------------------
------------------ --------------------------------
Class F            $12,101
------------------ --------------------------------
------------------ --------------------------------
Total              $1,088,253
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $5,082
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $751
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $843
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $175
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $26
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $106
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $1,323
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $1,981
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $493
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $8,145
------------------ --------------------------------
------------------ --------------------------------
Total              $18,925
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.5200
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3261
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3122
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4998
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.5151
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.2838
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.2876
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.4163
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.4830
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3289
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3301
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.4208
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.5019
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.5768
-------------------- -------------------------------------------



Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            2,023,474
------------------ ----------------------------------
------------------ ----------------------------------
Class B            104,738
------------------ ----------------------------------
------------------ ----------------------------------
Class C            69,155
------------------ ----------------------------------
------------------ ----------------------------------
Class F            31,136
------------------ ----------------------------------
------------------ ----------------------------------
Total              2,228,503
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        13,180
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        3,476
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        3,989
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        563
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        97
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          492
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          6,526
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          8,017
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          1,398
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          41,664
------------------ ----------------------------------
------------------ ----------------------------------
Total              79,402
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $28.84
----------------------- -------------------------
----------------------- -------------------------
Class B                 $28.74
----------------------- -------------------------
----------------------- -------------------------
Class C                 $28.70
----------------------- -------------------------
----------------------- -------------------------
Class F                 $28.81
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $28.82
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $28.78
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $28.78
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $28.78
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $28.81
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $28.77
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $28.77
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $28.80
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $28.82
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $28.84
----------------------- -------------------------